EXHIBIT 10.1





                       CUSTOMER LIST PURCHASE AGREEMENT

                               BY AND BETWEEN

            Computech Print Solutions, Inc, a Nevada corporation,

                                   as

                                "SELLER"

                                   and

                         American TonerServ Corp.

                                   as

                                 "BUYER"




                         CUSTOMER LIST PURCHASE AGREEMENT

This Customer List Purchase Agreement ("Agreement") is effective made as of this 5th day of July, 2006 ("Effective Date") by and between Computech Print Solutions, Inc, a Nevada corporation ("Seller"), with its principal place of business located at 7151 Valliant Dr., Spanish Springs, NV. 89436 (hereinafter referred to as the "Business Premises"), and American TonerServ Corp., a Delaware corporation ("Buyer").

                                   RECITALS

     A. Seller is the owner and operator of Computech Print Solutions, Inc (the "Business") which is located on the Business Premises.

     B. Seller is desirous of selling and conveying its customer list of the Business to Buyer.

     C.   Buyer is desirous of acquiring said customer list of the Business.

     D. The parties have reached an understanding with respect to the terms and considerations of the foregoing and are desirous of memorializing the same herein;

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the terms, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

     1. Purchase and Sale of Customer List. Seller agrees to sell, convey, assign, deliver and transfer to Buyer, and Buyer agrees to purchase and acquire from Seller the Customer List ("the Asset") of the Business. The Customer List is attached hereto on Schedule 1.

     2. Buyer's Due Diligence. Seller has made available to Buyer (its counsel, accountants and other representatives) for Buyer's review and copying all information available to Seller regarding the Customer List and, without limitation, all disclosures required by law. Commencing on the Effective Date and continuing for a period satisfactory to the Buyer but no longer than the day Buyer pays the purchase price or accepts possession of the Customer List (the "Due Diligence Period"), Buyer has the right to inspect and approve all other documents regarding or relating to the Customer List that Buyer reasonably desires to review.

     3. Assumption of Liabilities. Buyer will assume no liabilities, obligations, expenses or other commitments of the Seller.

     4. Purchase Price and Payment of Purchase Price. As full payment and consideration for the purchase of the Asset, Buyer agrees to pay Seller $292,000 (referred to herein as the "Purchase Price") in consideration as described below.

     * The Buyer would pay $30,000 in cash at closing and $20,000 on August 31, 2006.

     * The Buyer shall issue a two year non-interest-bearing contingent convertible note for $242,000.

     * If the gross margin is above $220,000 for any fiscal year during the first two years a year end bonus would be paid equal to 30% of gross margin in excess of $220,000. "Gross Margin" is defined as revenue less the cost of goods sold attributable to the sales generated from the Customer List and other new customers assigned to the Holder. The cost of goods sold shall be computed using GAAP rules.

     5. Closing. The Closing shall occur when Buyer pays the amount due at Closing or takes possession of the Customer List.

     6. Confidentiality. The parties agree that the financial terms and conditions of this Agreement including, but not limited to, any and all information provided by Buyer to Seller are strictly confidential. Neither party will knowingly publicize or disclose or cause or knowingly permit or authorize the publicizing or disclosure of the financial terms and conditions of this Agreement for any reason, at any time, without the prior written consent of the other party. In addition, Buyer shall not disclose any information obtained from Seller involving the Business or any of the Assets including any and all financial statements. Notwithstanding the above, the parties may disclose information to their counsel, personal tax advisor, their family or as may be required by law. The parties agree, to the extent not prohibited under law, to instruct those to whom disclosure is allowed under this Agreement that its terms are confidential and must not be further disclosed.

     7. Uniform Commercial Code Compliance. If necessary, Buyer agrees that it will publish notice to creditors as required by and in the form and manner and within the time provided in California Commercial Code and otherwise comply with Division 6 of the California Commercial Code, of any bulk transfer contemplated by this Agreement.

     8.   Obligation Not to Solicit.

          a. Non-Solicitation. Seller agrees not to solicit any of the customers on the Customer List, or otherwise seek to hire, cause, encourage, or attempt to encourage (i) any former, current or future sales agent or employee of the Buyer or any successor thereto, or (ii) any current or former sales agent or employee of Seller to become a sales agent or employee of any other person or entity (other than the Buyer or an affiliate or successor thereof) engaged in the toner cartridge business within the United States of America.

          b. Term of Non-Solicitation Obligation. The obligations of Seller not to solicit as set forth in this Section shall continue for a period of five (5) years from the Effective Date.

     9. Representation and Warranties of Buyer. Buyer warrants and represents to Seller:

          (a) That the within Agreement is a valid and binding obligation of Buyer, and that Buyer has the ability to enter into and consummate this Agreement; and

          (b) That Buyer shall, at closing, have the funds necessary to consummate the transaction contemplated by this Agreement.

    10. Representation and Warranties of Seller. Seller warrants and represents to Buyer:

         a. Authority. Seller has full power and authority to execute and deliver this Agreement and to perform the obligations hereunder. This Agreement as delivered at the Closing, to which the Seller is a signatory, will be duly authorized, executed and delivered by, and a valid and binding agreement of, the Seller who is a signatory thereto, enforceable in accordance with their respective terms, and no further action, approvals or consents are necessary on the part of the Seller, nor is it necessary for the Seller to obtain any actions, approvals or consents from any third persons, governmental or other to make this Agreement valid and binding upon and enforceable against the Seller in accordance with their respective terms, or to enable the Seller to perform this Agreement and the transactions contemplated thereby.

         b. Undisclosed Liabilities. To the best of Seller's knowledge, there are no liabilities or obligations, secured or unsecured (whether absolute, accrued, contingent, or otherwise, and whether due or to become due), of Seller of a nature required by generally accepted accounting principles to be reflected in a balance sheet, except such liabilities and obligations that either: (a) are disclosed by, or accrued or reserved against in, the most recent balance sheet; or (b) have arisen or been incurred in the ordinary course of business since the most recent balance sheet date and which did not and will not have a material adverse effect on the financial condition, operations, sales, gross margins, operating results, assets, customer relations, employee relations or prospects of Seller .

         c. Customer List. The Customer List attached hereto is a full and complete list of the customers of Seller

         d. Title and Quiet Enjoyment. Seller has, and at the Closing will convey to Buyer, good and marketable title to the Customer List, free and clear of all liens, pledges, leases, charges, encumbrances, equities, claims, conditional sale contracts, security interests, or any other interests or imperfections of title of any nature whatsoever.

          e. Compliance with Law. To the best of Seller's knowledge, Seller has not been and is not now in violation of any federal, state or local laws, regulations or orders.

          f. Litigation and Proceedings. There are no claims, actions, suits, proceedings or investigations, judicial or administrative, pending, involving or, to the best knowledge of either Seller, threatened against or affecting either Seller or the Customer List or which seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which might materially affect the right of Buyer to own The Customer List. Seller does not know of any basis for any such action, suit, proceeding or investigation.

           g. Representations and Warranties. There are no other representations and warranties by Seller other than as set forth in this Agreement.

    11. Covenants of Seller Pending Closing. Seller covenants and agrees that, from and after the execution and delivery of this Agreement and through the Closing Date:

          a. Representations, Warranties and Covenants True as of Closing Date. All of the representations, warranties and covenants of Seller contained in the foregoing paragraphs hereof shall be true and correct, and shall not have been breached, on and as of the Closing. All of the representations, warranties and covenants contained in the foregoing paragraphs shall survive the Closing.

          b. Conduct of Business in Ordinary Course. Seller will continue to carry on its business in the ordinary course diligently and substantially in the same manner as heretofore conducted. Seller will not take any action that would cause any of the representations and warranties made by Seller in this Agreement not to be true and correct in all material respects on and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. Seller will use commercially reasonable efforts to preserve the Seller's business intact and to preserve the Seller's relationships with employees, customers, clients, vendors, representatives, agents, creditors, subcontractors and suppliers and others having business relationships with Seller and/or the business. The other, more specific provisions of this Section shall in no way limit the generality of this subsection.

          c. Sale of Customer List. Seller will not sell or otherwise transfer, or grant any security or other interest in, the Customer List to any other person or entity other than sales of inventory in the ordinary course of business.

    12. Representations, Warranties and Covenants True as of Closing Date. All of the representations, warranties and covenants contained in paragraph 10 hereof shall be true and correct, and shall not have been breached, on and as of the closing date. All of the representations, warranties and covenants contained in paragraph 10 shall survive the closing.

    13. Attorneys, Brokers, Consultants. The parties hereto warrant that no person or entity can properly claim a right to a commission, finder's fee, or other compensation based upon the acts of that party with respect to the purchase and sale contemplated herein and each party hereby agrees to mutually indemnify and hold the other harmless from any and all claims, liabilities, costs, including attorney fees, expense and commissions, resulting from any claim for a commission, fee or other compensation by any party or entity based upon those acts.

    14.  Seller Indemnification.

         a. In the event Seller breaches (or in the event any third party alleges facts that, if true, would mean Seller has breached) any of its representations, warranties or covenants contained in this Agreement, then Seller will indemnify Buyer from and against the entirety of any and all Adverse Consequences Buyer may suffer to the extent resulting from, arising out of, relating to, or caused by the breach (or the alleged breach).

         b. Seller will indemnify Buyer from and against the entirety of any Adverse Consequences Buyer may suffer to the extent resulting from, arising out of, relating to, in the nature of, or caused by any liability not assumed by Buyer (including but not limited to any liability of Seller that becomes a liability of Buyer under any bulk transfer law of any jurisdiction, under any common law doctrine of de facto merger or successor liability, or otherwise by operation of law).

         c. Seller will indemnify Buyer from and against the entirety of any Adverse Consequences Buyer may suffer to the extent resulting from, arising out of, relating to, or caused by, any lawsuit or other legal proceeding to which the Seller is now, or may hereafter become, a party provided such lawsuit or legal proceeding relates to the business prior to closing and is not related to an obligation assumed by Buyer under this Agreement.

         d. If the consent of any person or entity to the assignment of any of the contract by Seller to Buyer as contemplated by this Agreement is required by the terms of such contract, and such consent has not been obtained by Seller and delivered to Buyer at or prior to the Closing, Seller will indemnify Buyer from and against the entirety of any Adverse Consequences Buyer may suffer to the extent resulting from, arising out of, relating to, or caused by the failure of Seller to obtain such consent prior to the Closing.

    15. Headings. The "headings" contained in this agreement are for the purposes of expediency and are not intended to otherwise bind the parties or interpret the content of the paragraph language they precede.

    16. Notices. Any notice, communication, request, reply or advice or other notice pertaining to this agreement to be given, made or accepted by either party to the other must be in writing and shall be given or be served only by dispatching the same by Federal Express (or any other overnight courier delivery service), and such notice so dispatched shall become effective on the date of receipt, or by United States Certified mail and addressed to the party to be notified, with return receipt requested, and receipted by the postal authority and such notice so dispatched shall be effective seven (7) days after the date it is so dispatched. For purposes thereof, the addresses of the parties set forth on the signature page of this Agreement.

    17. Survivorship. The representatives, covenants and obligations of the parties as set forth in this Agreement shall survive the closing of the title hereunder.

    18. Binding Effect. All of the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto and their successors and assigns, respectively.

    19. Assignment to Corporation. This Agreement may be assigned by Buyer to a corporation or partnership controlled by Buyer in place and instead of Buyer; however, Buyer shall not, upon such assignment, be relieved of performance hereunder and pursuant to the provisions hereof.

    20. Governing Law. This Agreement shall be construed in accordance with the laws of the State of California.

    21. Arbitration. Any controversy involving the construction or application of any of the terms, provisions or conditions of this Agreement shall, on the written request of either party served on the other, be submitted to binding arbitration without the right to a trial de novo, subject to the California Rules of Court and the Local Rules of the applicable Superior Court relating to judicial arbitration. The cost of arbitration shall be borne by the losing party or in such proportions as the arbitrator shall decide.

                          {signature page follows}

     IN WITNESS WHEREOF, the parties hereto have executed this Asset Purchase Agreement dated and effective as of the date first set forth above.

SELLER: Computech Print Solutions, Inc     BUYER: American TonerServ Corp.


By: /s/ Jon Myers                          By: /s/ Daniel Brinker
    Jon Myers, President                       Dan Brinker, President & CEO

Address:                                   Address:

7151 Valliant Dr.                          475 Aviation Blvd., Suite 100
Spanish Springs, NV 89436                  Santa Rosa, CA  95403